Exhibit T3-E4

RITCH MUELLER	[letterhead information]

Mexico, Federal District, on March 1, 2006.

Mr. Enrique Estrella Menéndez

Conciliator in the Concurso Mercantil

of Grupo Iusacell Celular, S.A. de C.V.

Etla 19

Col. Hipódromo Condesa

06100 Mexico, Federal District

Mr. Estrella:

In response to your correspondence dated February 12, 2007, I hereby acknowledge receipt of the documents indicated below, in relation to the concurso mercantil of Grupo Iusacell Celular, S.A. de C.V.:

(a)	A form called “Proposed Agreement LC-6/161”;

(b)	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;

(c)	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;

(d)	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;

(e)	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;

(f)	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;

(g)	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;

RITCH

MUELLER

(h)	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and

(i)	A form called “Summary of the Proposed Agreement LC-7/161.”

Receipt of the aforementioned documents should not in any way be construed as acceptance of their terms and, at the appropriate time, I reserve the right to make comments as I deem appropriate regarding the concurso mercantil agreement and the rest of the proposed documentation; indeed, such comments have been sent in writing to Grupo Iusacell Celular, S.A. de C.V. and its attorneys. My constituents would only be in a position to sign the concurso mercantil agreement, if the terms thereof were exactly the same as those contained in the already-signed concurso mercantil agreement, dated December 4, 2006 (of which, if you require a copy, I will make it available to you when you indicate).

Sincerely,

[signature]
Luis Alfonso Nicolau Gutiérrez

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator    IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. ANTONIO FRANCK CABRERA

In his capacity as agent of the recognized creditors: Bank of America N.A.; Bear Stearns Bank PLC; Standard Bank; and Goldman Sachs & Co.

BLVD. MANUEL ÁVILA CAMACHO NO. 40

TORRE ESMERALDA 40, SUITE 1801

COLONIA LOMAS DE CHAPULTEPEC

DELEGACIÓN MIGUEL HIDALGO

POST CODE 11000, MEXICO, FEDERAL DISTRICT

BY HAND.

Dear Mr. Franck:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement with the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR	[handwritten:] I received originals of the proposal and summary Antonio Franck C. February 14, 2007 [signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. GONZALO ALARCÓN ITURBIDE

In his capacity as agent of the recognized creditors: Morgan Stanley Senior Funding, Inc.; Citibank N.A.; Bank Hapoalim BM; Merrill Lynch; Citibank (Switzerland); Citigroup Global Markets; First Clearing LLC; Investors Bank and Trust Co.; Morgan Stanley DW INC; HSBC Securities INC.; HSBC Securities; RBC Dominion Securities INC: Credit Suisse Securities (USA); Pershing LLC; Scotia Capital INC. ITF Javier Castellanos Ramírez; Pictet & Cie; UBS AG; National Financial Services JP Morgan Securities Limited; HSBC Private Bank (Luxembourg) SA; The Northern Trust Company; Union Bancaire Privée Geneva; Banca del Gottardo; Bank Hoffmann AG; Deutsche Bank Securities INC; UBS Financial Services INC; State Street Bank & Trust Company; and Bank Leumi (Luxembourg) SA.

CALLE BOSQUES DE CIRUELOS NUMBER 168, SUITE 11-B,

COLONIA BOSQUES DE LAS LOMAS,

DELEGACION MIGUEL HIDALGO, POST CODE 11700

MEXICO, FEDERAL DISTRICT

BY HAND

Dear Mr. Alarcón:

Allow me to hereby submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

[handwritten:] I received in my capacity as legal agent
of all the recognized creditors that I represent,
the original of the proposed agreement and
its summary on the IFECOM forms.

Alarcón. [signature]

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR

Mexico, F.D., on February 13, 2007

I received in my capacity as legal agent of all the recognized creditors that I represent, the original of the proposed agreement and its summary on the IFECOM forms.

Name and signature.

Mauricio Ibáñez Campos

[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator    IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. MAURICIO IBAÑEZ CAMPOS

In his capacity as agent of the recognized creditors: Deutsche Bank AG; Banco Santander (Suisse) SA; and
HSBC Private Bank (Suisse) SA.

CALLE MONTES URALES NO. 635, SUITE 402

LOMAS DE CHAPULTEPEC, DEL. MIGUEL HIDALGO, POST CODE 11000

MEXICO, FEDERAL DISTRICT

BY HAND.

Dear Mr. Ibañez:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR

[handwritten:]

 I received original
13 / February / 07
[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. ALBERTO ROMÁN PALENCIA

In his capacity as agent of the recognized creditors: UGS AG, Stamford Branch, and UBS AG London

CALLE MAZARIK NO. 490, 7TH FLOOR

COLONIA PALMITAS POLANCO, DEL. MIGUEL HIDALGO, POST CODE 11560

MEXICO, FEDERAL DISTRICT.

BY HAND

Dear Mr. Román:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

[stamp:] ROMÁN Y GORDILLO S.C. Attorneys RECEIVED 13 FEB 2007 OFFICE	Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR

ALBERTO ROMÁN PALENCIA

Mexico, F.D., on February 13, 2007

I received in my capacity as legal agent of all the recognized creditors that I represent, the original of the proposed agreement and its summary on the forms from IFECOM. [signature]

Alberto Román Palencia

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. RAFAEL RODRÍGUEZ SÁNCHEZ

In his capacity as agent of the recognized creditors: Iusacell, S.A. de C.V.; SOS Telecomunicaciones, S.A. de C.V.; Iusacell PCS de México, S.A. de C.V.; Iusanet, S.A. de C.V.; Inmobiliaria Montes Urales 460, S.A. de C.V.; Iusacell PCS, S.A. de C.V.; Iusacell Arrendora, S.A. de C.V.; and Iusacell Infraestructura de México, S.A. de C.V.

CALLE MONTES URALES NO. 460,

LOMAS DE CHAPULTEPEC, DEL. MIGUEL HIDALGO, POST CODE 11000,

MEXICO, FEDERAL DISTRICT

BY HAND.

Dear Mr. Rodríguez:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR

[handwritten:] Mexico, F.D., on February 13, 2007

I received in my capacity as legal agent of all the recognized creditors that I represent, the original of the proposed agreement and its summary on the forms from IFECOM.
Rafael Rodríguez Sánchez
[signature]

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

MR. JORGE LUIS MONROY DAGUERRE
In his capacity as agent of the recognized creditor INFOTELECOM, S.A. DE C.V.

CALLE MONTES URALES NO. 460,
LOMAS DE CHAPULTEPEC, DEL. MIGUEL HIDALGO, POST CODE 11000,
MEXICO, FEDERAL DISTRICT.

BY HAND.

 Dear Mr. Monroy:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 complement the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

9

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR	[handwritten:]I received - Legal Agent - Recognized Creditors that I represent a) Original on the Proposed A greement b) Summary of the IFECOM forms [signature] Jorge Monroy

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ

Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1

Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD

Tels. / Fax: (55) 26148922, 52718350

 WACHOVIA BANK N.A. FORMERLY FIRST UNION NATIONAL BANK (in its capacity as trustee)
SAN FRANCISCO NO. 1384, 5TH FLOOR, TOWER B
COLONIA DEL VALLE, DELEGACIÓN BENITO JUÁREZ, POST CODE 03100
MEXICO, FEDERAL DISTRICT.

BY HAND.

To whom it may concern:

Allow me hereby to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR	[stamp:]RECEIVED14 FEB 2007 [handwritten:] FABIOLA NIÑO H. EM EDUARDO MARTÍNEZ, ABOGADOS S.A.

10

Proposed Agreement

To the Honorable Court:

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the Proposed Agreement that I believe has the favorable opinion of the Company and the majority of the recognized creditors.

Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT Business: GRUPO IUSACELL CELULAR, S.A. DE C.V. Petitioner: GRUPO IUSACELL CELULAR, S.A. DE C.V. Case No.: 107/2006-I JOINED
Company’s Contact Information		Conciliator’s Contact Information
Name and procedural domicile: GRUPO IUSACELL CELULAR, S.A. DE C.V. AV. PASEO DE LAS PALMAS 731 – 501 and 502 Col. LOMAS DE CHAPULTEPEC Del. México, FEDERAL DISTRICT, Post Code 11000		Name and procedural domicile to sign the proposed agreement: C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ ETLA 19 – Col. HIPÓDROMO CONDESA Del. MÉXICO, FEDERAL DISTRICT, POST CODE 06100, Mexico
Credits Against the Business’ Estate (Recognized Liabilities)
Section	Description	Legal Basis	Amount	Vote
1 2 3 4 5 6 7 8 9 10 11 12 13 14

Labor Art. 123 Constitution Sect. XXIII par. “A”

For administration of the estate

Normal expenses for the estate’s assets

Proceedings to benefit the estate

Fees and expenses of the specialist

Burial expenses

Medical expenses

Creditors with a mortgage guaranty

Creditors with security guaranty

Tax with real guaranty

Tax without real guaranty

Other labor obligations

Creditors with special privilege

Unsecured creditors

Art. 224 Sect. I

Art. 224 Sect. II

Art. 224 Sect. III

Art. 224 Sect. IV

Art. 224 Sect. V

Art. 218 Sect. I

Art. 218 Sect. II

Art. 219 Sect. I

Art. 219 Sect. II

Art. 221

Art. 221

Art. 221

Art. 221

Art. 221

			0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 1,420,447,987.48 0.00 0.00 0.00 0.00 2,573,773,282.38	0.00% 35.56% 0.00 64.44%
		Total in UDIs	3,994,221,269.86	100.00%
Sum of credits of the creditors in the four sections identified with 8, 9, 13, and 14: To be effective, this agreement must be signed by recognized creditors with a minimum recognized amount of:		Art. 157 and 159 Art. 157	3,994,221,269.86 2,001,104,856.20	100.00% 50.10%
Reserves for Payment of Differences and Tax Credits
Section	Description	Legal Basis*	Amount of the reserve
15 16	Differences from pending exceptions Tax obligations to be determined	Art. 153 Art. 153	0.00 0.00
		Total in UDIs	0.00
Credits Subject to Labor Agreement or Write-Off / Tax Authorization
Section	Description	Legal Basis*	Amount
17 18	Labor Credit Tax Credit	Art. 152 Art. 152	0.00 0.00
		Total in UDIs	0.00
Proposal to Creditors
Section	Description	Section	Type of Creditor
19 20 21 22	Creditors with a mortgage guaranty Creditors with security guaranty Creditors with special privilege Unsecured creditors	23 24 25	Other creditors who sign the Agreement Strategy Clauses
Signature and received stamp of the Court		Date (with number) 02/08/2007 MEXICO, FEDERAL DISTRICT, ON THE EIGHTH OF FEBRUARY OF TWO THOUSAND SEVEN [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and signature of conciliator
*Article and section of the Mexican Business Reorganization Act

[stamp:]RECEIVED14 FEB 2007 [handwritten:]FABIOLA NIÑO H.
EM
EDUARDO MARTÍNEZ,
ABOGADOS S.A.

Summary Proposed Agreement

To the Honorable Court:

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the Proposed Agreement that I believe has the favorable opinion of the Company and the majority of the recognized creditors.

Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT Business: GRUPO IUSACELL CELULAR, S.A. DE C.V. Petitioner: GRUPO IUSACELL CELULAR, S.A. DE C.V. Case No.: 107/2006-I JOINED
Company’s Contact Information		Conciliator’s Contact Information
Name and procedural domicile: GRUPO IUSACELL CELULAR, S.A. DE C.V. AV. PASEO DE LAS PALMAS 731 – 501 and 502 Col. LOMAS DE CHAPULTEPEC Del. México, FEDERAL DISTRICT, Post Code 11000		Name and procedural domicile to sign the proposed agreement: C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ ETLA 19 – Col. HIPÓDROMO CONDESA Del. MÉXICO, FEDERAL DISTRICT, POST CODE 06100, Mexico
Description	Legal Basis*	Amount	Total in UDI’s	Vote

Credits Against the Business’ Estate (Recognized Liabilities)

Labor Art. 123 Const. Sect. XXIII par. “A”

For administration of the estate

Normal expenses for estate’s assets

Proceedings to benefit the estate

Fees and expenses of the specialist

Burial expenses

Medical expenses

Creditors with a mortgage guaranty

Creditors with security guaranty

Tax with real guaranty

Tax without guaranty

Other labor obligations

Creditors with special privilege

Unsecured creditors

Reserves for Payment of Differences and Tax Credits

Differences from pending exceptions

Tax obligations to be determined

Credits Subject to Labor Agreement or Write-Off / Tax Authorization

Labor Credit

Tax Credit

Art. 224 Sect. I

Art. 224 Sect. II

Art. 224 Sect. III

Art. 224 Sect. IV

Art. 224 Sect. V

Art. 218 Sect. I

Art. 218 Sect. II

Art. 219 Sect. I

Art. 219 Sect. II

Art. 221

Art. 221

Art. 221

Art. 221

Art. 221

Art. 153

Art. 153

Art. 152

Art. 152

		0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 1,420,447,987.48 0.00 0.00 0.00 0.00 2,573,773,282.38 0.00 0.00 0.00 0.00	3,994,221,269.86 0.00 0.00	0.00% 35.56% 0.00 64.44%
		Grand Total in UDI’s	3,994,221,269.86
Sum of credits of the creditors in the four sections identified with 8, 9, 13, and 14: To be effective, this agreement must be signed by recognized creditors with a minimum recognized amount of:		Art. 157 and 159 Art. 157	3,994,221,269.86 2,001,104,856.20	100.00% 50.10%
Proposal to Creditors

For unsecured creditors

A forgiveness is proposed for all interest owed to them to day, regular and arrears, as well as on 90% ninety percent of the principal, plus a ten-year waiting period for payment of principal, converted into UDIS.

For mortgage creditors There are none

For creditors with a real security guaranty

Insofar as Tranche A, Tranche B creditors and the holders of the 04 bonds, the forgiveness, grace periods, payments and/or novations cited in clauses THIRD and FOURTH contained on form LC-6/161 Section 25 appendix, are proposed.

For creditors with a special privilege There are none
For other creditors who sign the agreement The same forgiveness and grace periods as are proposed for the BUSINESS’s unsecured creditors, are proposed.

Signature and received stamp of the Court [stamp:] RECEIVED 14 FEB 2007 [handwritten:] FABIOLA NIÑO H. EM EDUARDO MARTÍNEZ, ABOGADOS S.A.	Date (with number) 02/08/2007 MEXICO, FEDERAL DISTRICT, ON THE EIGHTH OF FEBRUARY OF TWO THOUSAND SEVEN [signature ] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and signature of conciliator

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Conciliator   IFECOM Registration Key: 7-1-09-01-0279-1
Etla 19, Col. Hipódromo Condesa, Mexico 06100, FD
Tels. / Fax: (55) 26148922, 52718350

 VILARAM, S.A. DE C.V.
[handwritten:] Rio Guadalquivir No. 29
COLONIA CUAUHTEMOC, POST CODE 06500
MEXICO, FEDERAL DISTRICT.

 BY HAND.

To whom it may concern:

Allow me to submit for your consideration the proposed concurso mercantil agreement on the forms which to that end the Instituto Federal de Especialistas de Concursos Mercantiles (IFECOM) has available, in order for you, within a period of 10 (ten) business days calculated from receipt of this document, and if you deem necessary, to issue your opinion in that regard.

If you and your constituents are in agreement on the clauses proposed, we kindly request that you let me know of your desire to sign the concurso mercantil agreement under the terms stipulated in Article 161 of the Mexican Business Reorganization Act.

The following forms are attached to this document:

1.	A form called “Proposed Agreement LC-6/161”;
2.	A form called “List of Credits Recognized Against the Estate: Fees and Expenses of the Concurso Mercantil Specialists, Inspector, and Conciliator LC-6/161 Section 5”;
3.	A form called “List of Credits Recognized Against the Estate: Creditors with a Real Security Guaranty LC-6/161 Section 9”;
4.	A form called “List of Credits Recognized Against the Estate: Unsecured Creditors LC-6/161 Section 14”;
5.	A form called “Proposal to Creditors: Creditors with Security Guaranty LC-6/161 Section 14”;
6.	A form called “Proposal to Creditors: Unsecured Creditors LC-6/161 Section 22”;
7.	A form called “Proposal to Creditors: Strategy LC-6/161 Section 24”;
8.	A form called “Proposal to Creditors: Clauses LC-6/161 Section 25”; and
9.	A form called “Summary of the Proposed Agreement LC-7/161.”

Given the nature thereof, you must acknowledge receipt of the forms identified as numbers 1 and 9, in view of the fact that those indicated with numbers 2 to 8 are supplementary to the first of them; the foregoing, without prejudice to acknowledging receipt in this document on behalf of all your constituents.

With nothing further for the time being, I remain at your service for this matter and any other item, at the address and telephone number indicated on the letterhead.

Sincerely, Mexico City, February 12, 2007 [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CONCILIATOR	[handwritten: ] I received original [signature]

13

Proposed Agreement

To the Honorable Court:

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the Proposed Agreement that I believe has the favorable opinion of the Company and the majority of the recognized creditors.

Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT Business: GRUPO IUSACELL CELULAR, S.A. DE C.V. Petitioner: GRUPO IUSACELL CELULAR, S.A. DE C.V. Case No.: 107/2006-I JOINED
Company’s Contact Information	Conciliator’s Contact Information
Name and procedural domicile: GRUPO IUSACELL CELULAR, S.A. DE C.V. AV. PASEO DE LAS PALMAS 731 – 501 and 502 Col. LOMAS DE CHAPULTEPEC Del. México, FEDERAL DISTRICT, Post Code 11000	Name and procedural domicile to sign the proposed agreement: C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ ETLA 19 – Col. HIPÓDROMO CONDESA Del. MÉXICO, FEDERAL DISTRICT, POST CODE 06100, Mexico
Credits Against the Business’ Estate (Recognized Liabilities)
Section	Description	Legal Basis	Amount	Vote
1 2 3 4 5 6 7 8 9 10 11 12 13 14

Labor Art. 123 Constitution Sect. XXIII par. “A”

For administration of the estate

Normal expenses for the estate’s assets

Proceedings to benefit the estate

Fees and expenses of the specialist

Burial expenses

Medical expenses

Creditors with a mortgage guaranty

Creditors with security guaranty

Tax with real guaranty

Tax without guaranty

Other labor obligations

Creditors with special privilege

Unsecured creditors

Art. 224 Sect. I

Art. 224 Sect. II

Art. 224 Sect. III

Art. 224 Sect. IV

Art. 224 Sect. V

Art. 218 Sect. I

Art. 218 Sect. II

Art. 219 Sect. I

Art. 219 Sect. II

Art. 221

Art. 221

Art. 221

Art. 221

Art. 221

			0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 1,420,447,987.48 0.00 0.00 0.00 0.00 2,573,773,282.38	0.00% 35.56% 0.00 64.44%
		Total in UDIs	3,994,221,269.86	100.00%
Sum of credits of the creditors in the four sections identified with 8, 9, 13, and 14: To be effective, this agreement must be signed by recognized creditors with a minimum recognized amount of:		Art. 157 and 159 Art. 157	3,994,221,269.86 2,001,104,856.20	100.00% 50.10%
Reserves for Payment of Differences and Tax Credits
Section	Description	Legal Basis*	Amount of the reserve
15 16	Differences from pending exceptions Tax obligations to be determined	Art. 153 Art. 153	0.00 0.00
		Total in UDIs	0.00
Credits Subject to Labor Agreement or Write-Off / Tax Authorization
Section	Description	Legal Basis*	Amount
17 18	Labor Credit Tax Credit	Art. 152 Art. 152	0.00 0.00
		Total in UDIs	0.00
Proposal to Creditors
Section	Description	Section	Type of Creditor
19 20 21 22	Creditors with a mortgage guaranty Creditors with security guaranty Creditors with special privilege Unsecured creditors	23 24 25	Other creditors who sign the Agreement Strategy Clauses
Signature and received stamp of the Court		Date (with number) 02/08/2007 MEXICO, FEDERAL DISTRICT, ON THE EIGHTH OF FEBRUARY OF TWO THOUSAND SEVEN [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and signature of conciliator

*Article and section of the Mexican Business Reorganization Act	[signature:] I received the original
[cut off handwriting]

Summary Proposed Agreement

To the Honorable Court:

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the Proposed Agreement that I believe has the favorable opinion of the Company and the majority of the recognized creditors.

Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT Business: GRUPO IUSACELL CELULAR, S.A. DE C.V. Petitioner: GRUPO IUSACELL CELULAR, S.A. DE C.V. Case No.: 107/2006-I JOINED
Company’s Contact Information		Conciliator’s Contact Information
Name and procedural domicile: GRUPO IUSACELL CELULAR, S.A. DE C.V. AV. PASEO DE LAS PALMAS 731 – 501 and 502 Col. LOMAS DE CHAPULTEPEC Del. México, FEDERAL DISTRICT, Post Code 11000		Name and procedural domicile to sign the proposed agreement: C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ ETLA 19 – Col. HIPÓDROMO CONDESA Del. MÉXICO, FEDERAL DISTRICT, POST CODE 06100, Mexico
Description	Legal Basis*	Amount	Total in UDI’s	Vote

Credits Against the Business’ Estate (Recognized Liabilities)

Labor Art. 123 Const. Sect. XXIII par. “A”

For administration of the estate

Normal expenses for the estate’s assets

Proceedings to benefit the estate

Fees and expenses of the specialist

Burial expenses

Medical expenses

Creditors with a mortgage guaranty

Creditors with security guaranty

Tax with real guaranty

Tax without guaranty

Other labor obligations

Creditors with special privilege

Unsecured creditors

Reserves for Payment of Differences and Tax Credits

Differences from pending exceptions

Tax obligations to be determined

Credits Subject to Labor Agreement or Write-Off / Tax Authorization

Labor Credit

Tax Credit

Art. 224 Sect. I

Art. 224 Sect. II

Art. 224 Sect. III

Art. 224 Sect. IV

Art. 224 Sect. V

Art. 218 Sect. I

Art. 218 Sect. II

Art. 219 Sect. I

Art. 219 Sect. II

Art. 221

Art. 221

Art. 221

Art. 221

Art. 221

Art. 153

Art. 153

Art. 152

Art. 152

		0.00 0.00 0.00 0.00 0.00 0.00 0.00 0.00 1,420,447,987.48 0.00 0.00 0.00 0.00 2,573,773,282.38 0.00 0.00 0.00 0.00	3,994,221,269.86 0.00 0.00	0.00% 35.56% 0.00 64.44%
		Grand Total in UDI’s	3,994,221,269.86
Sum of credits of creditors in the four sections identified with 8, 9, 13, and 14: To be effective, this agreement must be signed by recognized creditors with a minimum recognized amount of:		Art. 157 and 159 Art. 157	3,994,221,269.86 2,001,104,856.20	100.00% 50.10%
Proposal to Creditors

For unsecured creditors

A forgiveness is proposed for all interest owed to them to day, regular and arrears, as well as on 90% ninety percent of the principal, plus a ten-year waiting period for payment of principal, converted into UDIS.

For mortgage creditors There are none

For creditors with a real security guaranty

Insofar as Tranche A, Tranche B creditors and the holders of the 04 bonds, the forgiveness, grace periods, payments and/or novations cited in clauses THIRD and FOURTH contained on form LC-6/161 Section 25 appendix, are proposed.

For creditors with a special privilege There are none
For other creditors who sign the agreement The same forgiveness and grace periods as are proposed for the BUSINESS’s unsecured creditors, are proposed.
Signature and received stamp of the Court		Date (with number) 02/08/2007 MEXICO, FEDERAL DISTRICT, ON THE EIGHTH OF FEBRUARY OF TWO THOUSAND SEVEN [signature] C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and signature of conciliator